Exhibit 10.1

THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST

PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AGREEMENT FOR SYSTEM SUPPLY AND SERVICES

This Agreement, effective as of August 29, 2005 (the “Effective Date”), is between Epson America, Inc., a California corporation (“Epson”), and Catalina Marketing Corporation, a Delaware corporation (“Buyer”). The principal office of each party is indicated below its signature block.

Recitals

Epson is developing an advanced coupon-printing system with which high-resolution, full-color, smudge- and water-resistant coupons can be printed at the point of sale. The system is comprised of a printing device, consumables for the device (ink cartridges and paper), special firmware that reports back critical printing information, and other features. Buyer wishes to obtain the system and to have Epson provide support, warranty service, and on-going consumables supply and management. Epson wishes to provide the system and the related services.

Now therefore, the parties hereto agree as follows:

Agreement

1.	DEFINITIONS. In this Agreement, the following terms have the definitions set forth below. Other terms are defined in other sections of this Agreement.

1.1.	The term “Buyer” as used herein, shall be defined to include any Buyer subsidiary.

1.2.	“Cartridges” means the special ink cartridge for the System described in the Specifications.

1.3.	“Consumables” means the Cartridges and the Paper.

1.4.	“Customer” means any chain, retailer or other business in which Buyer installs the System for purposes of producing marketing incentives and communications.

1.5.	“Firmware” means the Printer firmware described in the Specifications, including the ASB feature. The ASB (Answer Status Back) feature is an Epson proprietary feature which allows the Printer in the System to communicate information about transactions and status with the host.

1.6.	“Launch Date” has the meaning stated in section 11.4.

1.7.	“Paper” means the Epson-provided paper for the System described in the Specifications.

1.8.	“POS” means point of sale.

1.9.	“Printer” means the special printing device for the System described in the Specifications, including the printer’s interface board.

1.10.	“Schedule” means the schedule for development of the System, stated on Attachment C, as it may be revised from time to time in writing by agreement of the parties.

1.11.	“Services” means the Consumables supply and management services described in section 6, the warranty services described in section 8, and the technical support services described in section 9.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

1.12.	“Specifications” means the specifications stated on Attachment B, as they may be revised from time to time in writing by agreement of the parties.

1.13.	“System” means the coupon-printing system described in the Specifications, including the Printer, Firmware, Consumables and other components and elements.

2.	DEVELOPMENT.

2.1	Development Schedule. Epson, with the cooperation of Buyer as called for under this Agreement, shall develop the System. The System shall meet the Specifications in all material respects. Development shall proceed according to the Schedule. The parties will cooperate so that the development can be completed expeditiously and according to the Schedule. Buyer shall provide Epson with the POS system test bed and other items described in the Schedule. Epson shall obtain all safety certifications and approvals for the final System.

2.2	Prototype Approval. Epson will provide the Version 1 prototype (as defined in the Development Schedule of the System, for Buyer’s evaluation and approval for final sign off by Buyer prior to releasing the System to mass production (“Buyer Production Approval”). Development will be done in substantially the same manner as for other Epson POS products. Buyer will conduct acceptance testing of candidate prototypes for compliance with the Specifications, according to the Development Schedule. Epson will keep Buyer informed as to Epson’s progress on prototype development, providing reports at such times, and containing such details, as Buyer reasonably requires. Buyer shall have thirty (30) days from the date of receipt of the mass production prototype to deliver the written Buyer Production Approval to Epson or reject the prototype.

3.	SYSTEM SUPPLY AND SERVICES. When development has been completed, Epson will sell and Buyer will purchase the System, and Epson will provide the Services, all in accordance with this Agreement. The Services are provided at no extra charge to Buyer.

4.	PRICES AND PAYMENT

4.1.	Prices. The prices for the System’s Printer and Consumables are as stated in Attachment A. Prices are exclusive of sales, use and similar taxes, which shall be paid by Buyer if applicable.

4.2.	Payment. At the Effective Date, payment terms are net 30 days from date of invoice, with a discount of one percent for payment in 10 days or sooner; provided that Epson shall not issue any invoice prior to delivery of the Printer or Consumable. Epson reserves the right to change the payment terms if Buyer is not meeting the 30-day terms and continues to fail to meet those terms after 10 days’ written notice from Epson, or if there is a material adverse change in Buyer’s financial condition. All payments shall be made in U.S. Dollars unless otherwise agreed in writing by the parties. Epson reserves the right to exercise any of its lawful remedies if Buyer does not make payments when due.

4.3.	Performance by Third Parties. Catalina Marketing Corporation (“CMC”) hereby guarantees the performance (whether of payment obligations or other obligations hereunder) of any subsidiary purchasing under this Agreement under section 1.1, and of any third party purchasing under section 5.7. A failure of any such purchaser to comply with this Agreement as if that purchaser were CMC, shall be deemed a failure of CMC. Before Epson is obligated to sell to such a purchaser, the purchaser shall agree in writing to be bound by this Agreement as if it were CMC.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5.	PRINTER SUPPLY

5.1.	Forecasts. Buyer shall provide Epson, by the third day of each month, with a rolling forecast of anticipated requirements for Printers for the coming 180 days. Forecasts are not purchase commitments and shall be used by Epson for planning purposes only.

5.2.	Purchase Orders. Buyer shall issue purchase orders for its Printer requirements. Purchase orders shall be sent to Epson’s offices in Atlanta and shall state requested delivery date(s), shipment destinations and shipping instructions. Epson will reply to each proposed purchase order that is submitted by Buyer by notifying Buyer of its acceptance or rejection within five (5) business days of receipt of such purchase order. In the event of Epson’s rejection of a proposed purchase order, Epson’s notice of rejection will specify the basis for such rejection. Any purchase order not rejected by Epson within five (5) business days shall be deemed accepted by Epson. Preprinted terms on the parties’ respective forms, including, but not limited to purchase order forms, invoices and other form documentation and additional terms contained in the “Confidentiality” and “Cautions” sections of the Specifications in Attachment B to this Agreement do not apply and shall be of no force or effect. Standard lead time for Printer orders is 90 days (from receipt of order to shipment out), with accurate forecasts. Buyer shall purchase [***************************************************** **************************************************] Minimum quantity for any Printer order is [**********] units. For purposes of the above, the first year of the Initial Term ends on the date that is one year after the Launch Date; the remaining four years are 12-month periods that follow in succession.

5.3.	Shipment. Shipment of all Printer orders is FOB Epson’s California facility or any alternate location agreed upon by the parties in writing. Title and risk of loss pass to Buyer upon delivery to the carrier at the FOB point. Invoices shall be issued at shipment.

5.4.	Inspection. Buyer shall inspect shipments of Printers promptly upon receipt by Buyer. Buyer will be deemed to have irrevocably accepted shipments 30 days after receipt, unless Epson has received a written notice describing in detail all alleged grounds for rejection before that time. Acceptance does not limit Buyer’s other remedies.

5.5.	Reschedules, Cancellations and Flexibility. Buyer may reschedule or cancel shipments and increase orders above forecasted levels in accordance with Attachment E.

5.6.	Shipments Outside the U.S. Sections 5.1 through 5.5 above and 5.7 below govern Printer supply for the United States. Printer supply for locations outside the United States shall be handled in the same manner as described above, with the following exceptions:

a)	For some locations, Printers shall be shipped without ancillary items such as cables and/or power supplies. The parties will agree in writing in each case on these items for particular locations and any corresponding reduction in price resulting from the elimination of ancillary items.

b)	For orders to be delivered to non-U.S. locations, Epson may drop-ship from an Epson-affiliated factory or other non-U.S. site designated by Epson; provided that Epson shall deliver the shipment DDP (Incoterms 2000) to Buyer’s designated country and the delivery point within Buyer’s designated country shall be mutually agreed by the parties in writing.

5.7.	Authorized Purchasers. Buyer shall be permitted to designate authorized third-party purchasers of Printers and Consumables under this Agreement provided that: (i) items purchased by such parties shall be for the use and benefit of Buyer, (ii) such Printers and Consumables shall count towards the minimum purchase commitment of Buyer, and (iii) Buyer shall have the same rights with respect to such Printers and Consumables, including, but not limited to, the warranty obligations of Epson. Any such purchases are subject to section 4.3.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

6.	CONSUMABLES SUPPLY AND MANAGEMENT

6.1.	Monitoring of Consumables Usage. Epson will monitor and manage the supply of Epson supplied Consumables to Customer locations where Buyer has installed Systems in order to furnish needed quantities of Consumables to the Customer locations so that Buyer’s Systems can be operated in a satisfactory manner. [*************************************************************************** ***************************].

6.2.	Shipment.

a)	Epson will ship Paper to Buyer or Customer locations designated by Buyer for purchase orders placed by Buyer. Shipment is FOB Epson’s California facility. Title and risk of loss pass to Buyer upon delivery to the carrier at the FOB point. Invoices for Paper and for related shipping cost shall be issued at time of shipment.

b)	Based on usage information, Epson will ship Cartridges to Customer locations designated by Buyer. Buyer will promptly report, or use commercially reasonable efforts to have Customers report, incorrect or damaged shipments received. Shipping cost is for Buyer’s account and will be invoiced at time of shipment. The initial quantity of Cartridges to be shipped will be agreed upon. [*********************************************************************** ****************************].

6.3.	Customer Inventories. Buyer shall take, and make commercially reasonable efforts to cause each Customer to take, all reasonable steps to prevent and cover loss and damage to Cartridges, including, for example, promptly reporting loss or damage to Epson, conducting periodic physical inventory counts as reasonably requested by Epson and generally cooperating with Epson in monitoring loss or damage to Cartridges at Customer locations. [************************************************************************ ******************************].

6.4.	[*********************************************************************** *******************************].

6.5.	[******************************************************************** **********************************].

6.6.	Consumables for Use Outside U.S. Sections 6.1 through 6.5 above govern Consumables supply for the United States. Consumables supply for locations outside the United States shall be handled in the same manner as described above, with the following exceptions:

a)	For orders to be delivered to non-U.S. locations, Epson may drop-ship from an Epson-affiliated factory or other non-U.S. site; provided that Epson shall deliver the shipment DDP (Incoterms 2000) to Buyer’s designated country and the delivery point within Buyer’s designated country shall be mutually agreed by the parties in writing.

b)	For used Cartridges, Epson may designate a non-U.S. location for returns. Epson has the option to offer a recycling program.

7.	[***************************]

7.1.	[****************************************************************************** ***********************].

7.2.	[******************************************************************************* **********************].

7.3.	[****************************************************************************** ***********************].

7.4.	[****************************************************************************** ***********************].

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

8.	WARRANTY, ETC.

8.1.	Limited Warranty. Epson warrants to Buyer that each System will, for the warranty period, be free from defects in design, material and workmanship and conform to the Specifications. The warranty period is [**************************************************************************] (the “Warranty Period”). This warranty covers only normal use, conditions and service. It does not cover any System in which cartridges other than new (non-refilled) Cartridges supplied by Epson have been used. It does not cover any System from which the Epson label or logo or the rating label or serial number has been removed, or any System that fails as a result of misuse or abuse, improper installation, improper maintenance, neglect, any improper shipping by Buyer, or damage caused by disasters such as fire, flood, and lightning, improper electrical current, third-party software, parts, components or peripheral devices added to the System without Epson’s authorization, paper that has not been qualified in advance by Epson, or service other than by Epson or a servicer authorized by Epson. Epson makes no warranties in this Agreement except as stated in this section 8.1. Epson disclaims all other representations and warranties, express or implied, including, but not limited to, any implied warranties of merchantability and fitness for a particular purpose.

8.2.	Exclusive Warranty Remedy. Epson will repair or replace (Epson to select the option) within [****************************************] at Epson’s designated repair location or give a credit (subject to mutual agreement of Epson and Buyer) for any System or component in breach of the warranty in the previous section. [*********************************************************]. Buyer shall bear all freight charges for Systems returned to Epson; Epson shall bear all freight costs for Systems returned or replaced. When warranty service involves the exchange of the System or of a part, the item replaced becomes Epson’s property. The exchanged System or part may be new or previously repaired and refurbished to like-new condition. Exchange or replacement Systems or parts are warranted for the remaining warranty period of the replaced System or 90 days, whichever is longer. Epson reserves the right to inspect returned Systems under warranty claim at Buyer’s facility. Notwithstanding anything to the contrary in this section, for a DOA unit, Epson shall provide a new (not refurbished) replacement unit. In this Agreement, a “DOA” unit means one that fails to operate the first time an attempt is made to operate it. Buyer’s exclusive warranty remedy for any System in breach of warranty is limited to repair, replacement or credit as set forth in this section 8.2.

8.3.	Extended Service. Buyer may purchase extended service for Systems at the prices and length of extended service coverage periods and other terms quoted by Epson in Attachment A or, to the extent not stated in Attachment A, as quoted by Epson from time to time. The terms and limitations of extended service are identical to those stated in sections 8.1 and 8.2, except for the length of the coverage period.

8.4.	Extraordinary Failures.

a)	[*************************************************************************** ************************].

b)	[************************************************************************** ************************].

8.5.	Services Terms Outside the United States. Sections 8.1 through 8.4 above govern warranty matters for Systems used in the United States. Systems used outside the United States shall be governed by the same terms as described above, with the following exceptions:

a)	Service shall be performed by service depots designated by Epson from time to time in writing. The list of depots at the Effective Date is set forth in Attachment D.

b)	There may not always be a depot in the country where the System is being used. If a returned System must cross borders for service, Buyer shall bear all import duties and similar charges for shipment to the depot, and Epson shall bear all such charges for Systems returned or replaced.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

9.	TECHNICAL SUPPORT, ETC.

9.1.	U.S. Support. Epson will designate a support representative during the initial U.S. rollout to coordinate with Buyer and its installation teams as well as the logistics centers. Reporting will be done on a weekly basis and exception reporting immediately. It will also be the responsibility of the representative to provide System documentation for the installation, operation and maintenance of the Systems, develop a process for the training of the appropriate Buyer personnel for support and installation, and to coordinate participation as needed by technical representatives from Epson’s parent company concerning Systems, diagnosis and trouble-shooting.

9.2.	Support Outside the U.S. Needed support outside the United States shall be discussed and arrranged on a case by case basis.

10.	PRODUCT CHANGES, ETC.

10.1.	Product Changes. Epson may make changes in the System or its components that (a) do not substantially affect its form, fit or function, or (b) are required to address safety concerns or to comply with law. Epson will provide Buyer with as much notice of changes as possible.

10.2.	Discontinuation.

a)	Epson shall have the obligation to supply the System (or any successor or comparable system) during the Initial Term; provided however that (i) Epson shall provide Buyer with no less than 180 days to evaluate and test any successor or comparable system and (ii) substitution of a successor or comparable system shall be subject to the mutual written agreement of the parties. For any discontinuation which will occur after the conclusion of the Initial Term, Epson will provide Buyer with at least twelve months’ written notice. Buyer may submit last-time buy orders during the period before discontinuation, for delivery within six months from the date of order. Such orders may not be rescheduled or canceled. Epson will make parts available for discontinued Printers for five years after the date of discontinuation, at the prices stated in Attachment A.

b)	[***************************************************************************** *********************].

10.3.	Successor Products. Epson will keep Buyer informed of successor products and negotiate in good faith for their supply to Buyer. In any case, Epson will supply the original System for at least five years from the Effective Date.

11.	INTELLECTUAL PROPERTY.

11.1.	Rights. [*************************************************************************** ****************************].

11.2.	Firmware License. Epson grants Buyer a license to use the Firmware on, or in conjunction with, use of the System, during the term of this Agreement. Under this license, Epson authorizes Buyer to do only the following: (i) execute the Firmware to enable the hardware to function according to the Specifications, including for purposes of tracking use of Consumables; (ii) make a back-up or archival copy of the Firmware, provided the copyright notice and any other legend of ownership on the copy are reproduced; and (iii) execute the Firmware as necessary to operate and maintain the Printer.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

11.3.	Buyer Marks. In the event Systems require “private labeling,” Buyer hereby grants Epson a royalty-free, non-transferable, nonexclusive license to use the logos of Buyer solely for the purpose of private labeling requested by Buyer, provided the copyright notice, trademark or any other legend of ownership on the logos are reproduced by Epson.

11.4.	[********************************************************************************* *********************].

11.5.	[********************************************************************************** ********************].

12.	INDEMNIFICATION.

12.1.	By Epson. Epson shall defend, indemnify and hold Buyer harmless from and against any action, claim or proceeding brought by a third party (a “Claim”) against Buyer alleging [**************************************************************************************** **************].

12.2.	By Buyer. Buyer shall defend, indemnify and hold Epson harmless from and against any Claim alleging [************************************************************************************].

12.3.	Mutual Provisions. The conditions for the foregoing indemnities are that: (i) the party being indemnified (“indemnitee”) provides reasonable notice to the indemnifying party (“indemnitor”) of the Claim; (ii) the indemnitor has sole control of the defense and all related settlement negotiations (provided that indemnitor shall not settle any matter in a manner that will prejudice the indemnitee with the written consent of the indemnitee); and (iii) the indemnitee provides the indemnitor with the assistance, information and authority reasonably necessary to perform the above. Reasonable out-of-pocket expenses incurred by the indemnitee in providing such assistance will be reimbursed by the indemnitor.

13.	TERM AND TERMINATION.

13.1.	Term. Subject to section 13.2, the initial term of this Agreement shall be from the Effective Date through [***********************************************************************************]. This Agreement will automatically renew for successive one-year periods thereafter, unless one party gives the other notice of non-renewal not later than 30 days before the end of the initial or renewal period.

13.2.	Termination for Cause.

a)	Either party may terminate this Agreement for any material breach upon 30 days’ written notice. The notice must identify the alleged breach. If the party receiving the notice cures the alleged breach within the notice period, then the notice will be void and this Agreement will not terminate.

b)	Either party may terminate this Agreement immediately upon: (a) the institution by the other party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of its debts; (b) the institution of such proceedings against the other party, which are not dismissed or otherwise resolved in its favor within sixty (60) days thereafter; (c) the other party’s making a general assignment for the benefit of creditors; or (d) the other party’s dissolution or ceasing to conduct business in the normal course.

13.3.	Effect of Expiration or Termination.

a)	In case of expiration or termination, orders that have been accepted by the effective date of expiration or termination will be completed, shipped and paid for. In addition, the following sections of this Agreement shall survive: 8 (Warranty, Etc.), 10.2 (Discontinuation, as to continued parts supply), 11.5 (License to Intellectual Property,

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

when the trigger event for the license grant has occurred during the term of this Agreement), 12 (Indemnification), 13 (Term and Termination), and 14 (General Provisions).

b)	In case of expiration of this Agreement, then in addition to the sections stated in (a) above, the following sections shall survive: 6.5 (Supply Period).

c)	In case of termination of this Agreement by Epson for cause, Epson may, on written notice, elect either to cease Cartridge supply or continue it under section 6.5. If Epson elects to continue, then the exclusivity provisions in section 7 shall continue to bind Buyer for the period of time stated in that section.

d)	In case of termination of this Agreement by Buyer for cause, Buyer may, on written notice, elect either to cease obtaining Cartridges from Epson or continue under section 6.5. Even if Buyer elects to continue, the exclusivity provisions in section 7 shall cease to bind Buyer. In the case of termination of this Agreement by Buyer for cause, Section 11.4 shall survive for the period of time stated in that section.

e)	In the event of expiration or termination of this Agreement for any reason, Epson shall make best efforts to mitigate the termination costs.

14.	GENERAL PROVISIONS

14.1.	Publicity. After development has been completed, the parties will issue a joint press release announcing the System and their relationship. During the term of this Agreement, neither party will make public announcements about this Agreement or their relationship without first consulting with and obtaining the consent of the other party.

14.2.	Damages. Except for the obligation to indemnify in section 12, in no event shall either party’s liability to the other for a claim made by the other during the term of this Agreement exceed [*****************************************************************************************]. In no event shall either party be liable to the other for any lost profits or any consequential, special, incidental, indirect, reliance or punitive damages, however caused and on any theory of liability, arising out of this Agreement, regardless of whether the party has been advised of the possibility of such damages.

14.3.	Entire Agreement; Modifications. This Agreement and its attachments set forth the entire agreement and understanding of the parties on the subject matter hereof and supersedes all prior and contemporaneous written and/or oral agreements, arrangements, communications and understandings relating to the subject matter hereof. Neither party has entered into this Agreement by reason of or in reliance on any representations of fact or opinion which are not expressly set forth herein. This Agreement may be amended, modified, superseded or canceled only by a written instrument executed by each party hereto. In case of conflict between the main part of this Agreement and any attachment, the main part of the Agreement controls.

14.4.	No Joint Venture. Nothing contained in this Agreement will be construed as creating a joint venture, partnership or employment relationship between Buyer and Epson. Neither party will have the right, power or implied authority to create any obligation or duty on behalf of the other party.

14.5.	Severability. If any provision of this Agreement is held void, invalid or unenforceable, the balance of this Agreement shall remain valid and enforceable.

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

14.6.	Assignment. Neither party may assign any right or delegate any obligation under this Agreement except with the prior written consent of the other, and any purported assignment or delegation without such consent shall be void. The merger or consolidation of a party, and any other event causing a substantial change in the ownership or control of a party, will be deemed an assignment and delegation that requires the other party’s consent under this section. Notwithstanding this section, Epson may assign its rights to receive payments hereunder.

14.7.	Subcontractors. Epson may use subcontractors to perform any of its obligations hereunder, provided, however that Epson guarantees the performance of Subcontracts and shall remain jointly and severally liable for the acts and omissions of Subcontractors. Subcontractor are subject to Buyer’s reasonable approval. [**********************] is an approved subcontractor, [*****************************].

14.8.	Governing Law and Arbitration.

a)	Any and all controversies or claims between the parties arising out of or related to this Agreement, or alleged breach thereof, shall be settled and resolved exclusively by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) and judgment upon any award(s) entered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

b)	If the amount in controversy is equal to or less than $75,000, then a single arbitrator shall resolve the dispute, the said arbitrator to be selected in accordance with the rules of the AAA. If the amount in controversy is claimed to be in excess of $75,000, then a panel of three arbitrators shall resolve the dispute. The selection of such three arbitrator panel shall be made pursuant to the following procedure:

(i)	The AAA shall deliver to the parties a list of ten (10) prospective arbitrators;

(ii)	Each party shall have the right to select one arbitrator from such list; and

(iii)	Those two arbitrators selected by the parties shall then select a third arbitrator from that list.

c)	The arbitration proceedings shall be conducted in New York, New York. This Agreement shall be construed under the internal laws of the State of New York.

d)	The costs of arbitration, including all costs and all attorneys fees and expenses incurred by all parties, shall be borne by the party against which the Arbitration Award is granted; in the event that the Arbitration Award is not exclusively in favor of either party, then the costs of the arbitration, including costs and attorneys fees and expenses, shall be as determined by the Arbitrator(s). The Arbitrator(s) shall have the sole discretion to determine the nature, extent and scope of discovery in the arbitration.

e)	Notwithstanding the foregoing, either party shall have the right to seek injunctive relief from an appropriate court to prevent any irreparable damage or injury by the other party.

14.9.	Force Majeure. Except for the payment of sums properly due hereunder, neither party shall be responsible for any losses if the performance by that party of any terms or provisions of this Agreement is delayed or prevented by revolution or other disorder, wars, acts of enemies, strikes, labor disputes, fires, floods, riots, insurrections, storms, any act of God, the action of any government, or any other cause not within that party’s reasonable control. If a party continues to be unable to perform for more than 90 consecutive days due to a force majeure event, then, on notice given at any time after the 90th day, the other party may terminate this Agreement without penalty. This shall be deemed an expiration of the Agreement under section 13.3.

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14.10.	Compliance with Law. Each party will comply with applicable international, national, state, regional and local laws and regulations as applicable to the transactions contemplated in this Agreement.

14.11.	Confidentiality. Each party agrees to protect the other party’s Confidential Information with precautions that are at least as great as those taken to protect its own Confidential Information, and not to disclose or use such Confidential Information for any purposes other than in accordance with this Agreement, unless expressly agreed to in writing by the other party. “Confidential Information” means any information marked as confidential or which the recipient should have reason to know is treated as confidential by the Disclosing Party, and shall include but not be limited to the terms and conditions of this Agreement. “Disclosing Party” means a party that discloses Confidential Information to the Receiving Party pursuant hereto, and “Receiving Party” means a party that receives Confidential Information pursuant hereto. Confidential Information shall not include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the Disclosing Party; (ii) becomes publicly known and made generally available after disclosure by the Disclosing Party to the Receiving Party through no action or inaction of the Receiving Party; (iii) is already in the possession of the Receiving Party at the time of disclosure by the Disclosing Party as shown by the Receiving Party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the Receiving Party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by an employee of the Receiving Party that did not have access to the Confidential Information; or (vi) is required by law to be disclosed by the Receiving Party, provided that the Disclosing Party is notified by the Receiving Party and given an opportunity to seek a protective order or an order enjoining the disclosure before the Receiving Party discloses the Confidential Information. Nothing contained herein limits the other party’s right to develop products independently without the use of the other party’s Confidential Information. The obligations in this section shall survive for three years following expiration or termination of this Agreement.

14.12.	Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by facsimile or by certified mail, to the address for the recipient set forth below, or at such other address as the recipient may hereafter designate by notice in the manner provided in this section. Notice shall be effective, if personally delivered, upon delivery; if sent by facsimile, upon sending; and if sent by certified mail, on the fifth (5th) business day after sending.

14.13.	No Waiver. No delay on the part of any party in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights. A waiver by a party of a right or remedy in any particular instance shall not operate as a waiver in any other instance.

14.14.	Counterparts; Signature. This Agreement may be executed in two counterparts, which taken together shall constitute one instrument. This Agreement may be executed by faxed signature.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in counterparts through duly authorized representatives whose signatures appear below.

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EPSON AMERICA, INC.		CATALINA MARKETING CORPORATION

By:	/s/ Bud Weist	By:	/s/ Roy Simrell
Name:	Bud Weist	Name:	Roy Simrell
Title:	Vice President	Title:	Senior Vice President
	System Device Group		Retail Operations and Procurement

Address for Notices:

Epson America, Inc.		Catalina Marketing Corporation
3840 Kilroy Airport Way		200 Carillon Parkway
Long Beach, CA 90806		St. Petersburg, FL 33716

Attention: Senior Counsel		Attention: Sr VP Retail Ops & Procurement

Copy to:

Catalina Marketing Corporation
200 Carillon Parkway
St. Petersburg, FL 33716
Attn: Legal Department

Attachments:	A –	Prices
	B –	Specifications
	C –	Schedule for Development
	D –	Service Depots Outside U.S.
	E –	Flexibility, Reschedules and Cancellation of Printer Orders

[*] CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

ATTACHMENT A

Prices

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]

ATTACHMENT A-1

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT

TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]

ATTACHMENT A-2

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT

TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]

ATTACHMENT B

Specifications

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT

TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]

ATTACHMENT C

Development Schedule

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT

TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]

ATTACHMENT D

Service Depots Outside the U.S.

UK and Ireland:

Epson Warranty Returns
C/o Unicomp Ltd
Unit 13
Bourne Estate
Borough Green
Kent
TN15 8DG

Contact: tel: +44 1732 780303 fax: +44 1732 780643

Scandinavia:

Norway:
Epson Warranty Returns
C/o ICL Norge AS
Sandakerveien 138
0401 Oslo
Contact: tel: +47 22 89 56 00 fax: +47 22 89 56 50

Sweden:
Epson Warranty Returns
C/o ICL Sverige AB
Arabygatan 9
352 46 Vaxjo
Contact: tel: +46 470 74 64 20 fax: +46 470 74 64 40

Finland:
Epson Warranty Returns
Powermill OY
Valimotie 14
00380 Helsinki

Contact: tel: +358 9561 186 100

Denmark:
Epson Warranty Returns
C/o ICL Danmark
Lautrupbjerg 1
2750 Ballerup
Contact: tel: +45 4489 4611

Middle East

Epson Warranty Returns
C/o PC-PoS
Al Esbji Road
P.O.Box 12608
Dubai
UAE
Contact: tel: +971 512861 fax: +971 513396

Africa

Epson Warranty Returns
C/o PC-PoS (SA)
Tarsus Park
Maree Street
Bramley Park 2091
P.O.Box 785778
Santon 2146
South Africa
Contact: tel: +27 11 887 0955 fax: +27 11 887 0956

Singapore

Epson Electronics, Singapore PTE. LTD.
No. 1 Temasek Avenue
#36-00 Millenia Tower
Singapore 039192

Contact: Tel 337-7911 Fax: 334-2716

Hong Kong

Epson Electronics Trading, LTD.
20th Floor, Harbour Centre
25 Harbour Road, Wanchai
Hong Kong

Contact: Tel (852) 2585-4321 Fax (852) 2827-4383

Attachment E

Flexibility, Reschedules and Cancellation of Printer Orders

[CONFIDENTIAL TREATMENT OF THIS ATTACHMENT HAS BEEN REQUESTED PURSUANT

TO RULE 24b-2 UNDER THE SECURITIES ACT OF 1934, AS AMENDED.]